Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Webster Financial Corporation:


We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the Prospectus.


/s/ KPMG Peat Marwick LLP



Hartford, Connecticut
July 28, 1998